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NUMBER                                                                    SHARES
C

                         ALL COMMUNICATIONS CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

                                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP  016628 10 9

                                  COMMON STOCK

THIS CERTIFIES THAT:



IS OWNER OF



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

                         ALL COMMUNICATIONS CORPORATION


transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New Jersey, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:


                         ALL COMMUNICATIONS CORPORATION
                                   CORPORATE
                                      SEAL
                                      1991
                                   NEW JERSEY

     /s/ ANDREA GRASSO                                  /s/ RICHARD REISS
          SECRETARY                                         PRESIDENT


COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY, NEW YORK, NY
                                       TRANSFER AGENT AND REGISTRAR

BY:


                                              AUTHORIZED SIGNATURE


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     The following  abbreviations,  when used in the  inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                      UNIF GIFT MIN ACT-...........Custodian..........
TEN ENT - as tenants by the entireties                                   (Cust)               (Minor)
JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                                           Act..........
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

  For Value Received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|______________________________________|


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________

__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________________



                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.




THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
________________________________________________________________________________
STOCK MARKET INFORMATION EXCHANGE
www.stockinformation.com

               COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 219, BETHPAGE, NY 11714



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